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                                                        Arthur Andersen
                                                        141 Walker Street
                                                        North Sydney 2060
                                                        GPO Box 4329 Sydney 2001
                                                        02 9964 6000
                                                        01 9922 2065 Fax
                                                        DX 1340 Sydney

4 October 1996

Securities and Exchange Commission
Washington, D.C.

Dear Sir/Madam:

TRANSMEDIA ASIA PACIFIC, INC. - REVIEW OF FORM 8K

We have reviewed the disclosures contained within the Form 8K in response to
Item 304 (a) of Regulation S-K and agree with the statements made by Transmedia Asia Pacific, Inc.

Yours faithfully,

/s/ Arthur Andersen

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